EXHIBIT 99.4


                               CONTINUING GUARANTY
                               -------------------

         THIS CONTINUING GUARANTY (this "Guaranty"), dated as of April 10, 1998, is made by Heartland Technology, Inc., a Delaware corporation ("Guarantor") in favor of and for the benefit of Odilon Cardenas, an individual, and Enedina A. Cardenas, an individual, and each of their respective assigns, successors, and personal representatives, (each, individually or collectively, the "Lender" and, in the event all or any part of the Obligations are transferred, endorsed, or assigned by Lender to any Person or Persons, including, without limitation, any Transferees, "Lender" shall be deemed to refer equally to such Person or Persons.

                                    RECITALS
                                    --------

         A. Odilon Cardenas, an individual, and Enedina A. Cardenas, an individual, SS Acquisition Corp., a California corporation ("Borrower"), Solder Station-One, Inc., a California corporation, and the Guarantor are parties to that certain Agreement and Plan of Reorganization dated as of April 10, 1998 (as it from time to time may be amended, restated, supplemented or otherwise modified, the "Purchase Agreement"), pursuant to which Borrower shall deliver to Lender, upon the terms and conditions set forth in the Purchase Agreement: (i) Borrower's Promissory Notes dated April 10, 1998, in the aggregate original principal amount of $2,100,000 (including all amendments, restatements, supplements, modifications or extensions thereof, each herein called the "Note"); and (ii) Borrower's Agreement Regarding Payment of Existing Creditors dated April 10, 1998 (including all amendments, restatements, supplements, modifications or extensions thereof, the "Agreement Regarding Payment of Existing Creditors").

         B. Guarantor has derived substantial direct and indirect economic benefit from the transactions contemplated by the Purchase Agreement and the Note, and Lender is willing to make such sale and transfer, but only upon the condition, among others, that Guarantor will execute and deliver at the Closing this Guaranty in favor of Lender.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, it is agreed as follows:

         1.       DEFINITIONS; CERTAIN MATTERS OF CONSTRUCTION.
                  --------------------------------------------

                  For the purpose of this Guaranty, in addition to the definitions elsewhere herein, the following terms shall have the respective meanings set forth below:

                  "Bankruptcy Law" shall mean any federal, state or local law providing for appointment of a receiver or trustee of the Borrower or its liquidation or reorganization in the event of its insolvency, assignment for the benefit of creditors, reorganization whether or not pursuant to bankruptcy laws, or any other marshaling of the assets and liabilities of the Borrower.

                  "Charge" shall mean any Federal, state, county, city, municipal, local, foreign or other governmental (including Pension Benefit Guaranty Corporation or any Person succeeding to the functions thereof) tax at the time due and payable, levy, assessment, charge, lien, claim or encumbrance upon or relating to: (i) the Obligations or the Guaranty Obligations; (ii) the employees, payroll, income or gross receipts of Guarantor; (iii) the ownership or use of any of the assets of Guarantor; or (iv) any other aspect of the business of Guarantor.

                  "Guaranty Obligations" shall mean all liabilities and obligations of Guarantor to Lender as set forth in this Guaranty, whether now existing or hereafter arising.

                  "Guaranty Termination Date" shall mean the date on which all Obligations with respect to the Note shall cease to be outstanding and the then due and payable Obligations and Guaranty Obligations shall have been completely satisfied and all Obligations in the nature of a performance obligation shall have been performed.

                  "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien (including judgment liens, liens of mechanics, suppliers and other Persons for the provision of goods or services, and all other liens arising under statute, common law or judicial interpretation), liens securing any Charge, claim (including reclamation claims), security interest, easement or encumbrance, preference, priority or other security agreement or other preferential arrangement of any kind or nature whatsoever intended or having the effect of providing security for an obligation (including, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction).

                  "Obligations" shall mean all loans, advances, debts, guarantees, liabilities, and obligations, for monetary amounts (whether or not such amounts are liquidated or determinable) owing by Borrower to Lender, and all covenants and duties regarding such amounts of any kind or nature, present or future, contingent or liquidated, whether or not evidenced by any note, agreement or other instrument, to the extent that the payment or performance of all the foregoing is provided for or arises now or hereafter under the Note or the Agreement to Pay Existing Creditors, including all interest, fees, charges, expenses, reasonable attorneys' fees and any other sum chargeable to Borrower under either.

                  "Person" shall mean any individual, trustee, sole proprietorship, partnership, limited liability company or partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

                  "Subordination Agreement" shall mean the Lender's Subordination Agreement with LaSalle National Bank dated April 10, 1998 among Solder Station-One, Inc. and SS Acquisition Corporation as Borrower, Lender as Creditor, and LaSalle National Bank as Bank.

                  "Taxes" shall mean any taxes, charges, assessments, and penalties and interest thereon, other than any tax, charge or assessment based on income of Lender.

         2.       THE GUARANTY
                  ------------

                  2.1      Guaranty of the Obligations.
                           ---------------------------

                           (a)      In consideration of Lender's  transactions
with Borrower or Guarantor pursuant to the Purchase Agreement and all other

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financial accommodations to or for the benefit of Borrower and Guarantor, and for other valuable considerations, the receipt and adequacy of each of which Guarantor hereby acknowledges, Guarantor hereby unconditionally, irrevocably, guarantees to Lender and its successors, endorsees, transferees, and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of the Obligations, whether now or hereafter existing, and whether for principal, interest, fees, expenses, or otherwise, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing or due or to become due (including in all cases all such amounts which would become due but for the operation of the provisions of any Bankruptcy Law) with respect to the Obligations.

                           (b)      This Guaranty  constitutes a guaranty of
payment and performance when due and not of collection, and Guarantor specifically agrees that it shall not be necessary or required that Lender or any of its successors, endorsees, transferees, or assigns assert any claim or demand or enforce any remedy whatsoever against Borrower or any other Person before or as a condition to the obligations of Guarantor under this Guaranty.

                  2.2 Absolute Guaranty. The Guaranty Obligations shall remain
                      -----------------
in full force and effect without regard to, and shall not be impaired or affected by, or be deemed to be satisfied by, nor shall Guarantor be exonerated, discharged, or released (by virtue of the provisions of Sections 2809, 2819, 2845, 2848, 2849 or 2850 of the California Civil Code or any other law, rule, arrangement or relationship) by, any of the following events:

                           (a)      Lender's  exercise  or  enforcement  of, or
failure or delay in exercising or enforcing, legal proceedings to collect the Obligations or the Guaranty Obligations or any power, right, or remedy with respect to any of the Obligations or the Guaranty Obligations, including: (i) any suspension of Lender's right to enforce, against Borrower or Guarantor, any Obligations or any Guaranty Obligations; or (ii) any change in the time, manner, or place of payment of, or in any other term of, any or all of the Obligation, or any other amendment to, or waiver of, the Note or any other agreement or instrument governing or evidencing any of the Obligations or the Guaranty Obligations;

                           (b)      any insolvency, bankruptcy, reorganization,
arrangement, adjustment, composition, assignment for the benefit of creditors, appointment of a receiver or trustee for all or any part of Borrower's or Guarantor's assets, liquidation, winding-up, or dissolution of Borrower or Guarantor;

                           (c)      any limitation, discharge, cessation, or
partial satisfaction of the Obligations or the Guaranty Obligations, whether by operation of any statute, regulation or rule of law, or otherwise (but other than full satisfaction by timely payment of all obligations guaranteed hereby) regardless of the intervention or omission of Lender, or any invalidity, voidability, unenforceability, or irregularity, or future change to or amendment of, in whole or in part, the Note, this Guaranty, or any other document evidencing any Obligations or Guaranty Obligations;

                           (d)      any merger, acquisition, consolidation or
change in structure of Borrower, or Guarantor; or any sale, lease, transfer, or other disposition of any or all of the assets or shares of Borrower or Guarantor;

                           (e)      any assignment or other transfer, in whole
or in part, of Lender's interest in and rights under the Note, including this Guaranty, or of Lender's interest in the Obligations or the Guaranty Obligations;

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
                           (f)      any claim, defense,  counterclaim, or setoff
including, but not limited to, any defense or incapacity, disability, or lack of corporate or other authority to execute any documents relating to the Obligations or the Guaranty Obligations;

                           (g)      any cancellation, renunciation, or surrender
of any security or instrument at any time evidencing the Obligations or the Guaranty Obligations;

                           (h)      Lender's vote, claim, distribution,
election, acceptance, action, or inaction in any bankruptcy or reorganization case related to the Obligations or the Guaranty Obligations;

                           (i)      any other action or circumstances that might
otherwise constitute a defense available to, or a legal or equitable discharge of, any surety, guarantor or pledgor; or

                           (j)      the fact that any of the Obligations or the
Guaranty Obligations may become due or payable in connection with or by reason of any agreement or transaction that may be illegal, invalid, or unenforceable in whole or in part, it being agreed by each Guarantor that the Guaranty Obligations shall not be discharged until the Guaranty Termination Date (and then after the Guaranty Termination Date, the Guaranty Obligations shall be subject to reinstatement under Section 5).

                  2.3 Demand by Lender. In addition to the terms set forth in
                      ----------------
Sections 2.1 and 2.2, and in no manner imposing any limitation on such terms, but subject to the limitations referenced in Section 9, it is expressly understood and agreed that, if any of the Obligations become immediately due and payable, then Guarantor shall, upon demand in writing therefor by Lender to Guarantor, immediately pay the Guaranty Obligations to Lender. Payment by Guarantor shall be made to Lender to be credited and applied upon the Obligations, in immediately available funds in lawful money of the United States of America at 21702 Polynesian Lane, Huntington Beach, California 92646 or at any other address or to any account designated by Lender that may be specified in writing from time to time by Lender. Any payment received by Lender with respect to the Obligations shall reduce the Guaranty Obligations by the amount of such payment.

                  2.4 Guarantor Waivers.  In addition to any other waivers
                      -----------------
contained herein, Guarantor waives and agrees as follows:

                           (a)      The Guaranty Obligations are the  immediate,
direct, primary, and absolute liabilities of Guarantor. Guarantor expressly waives any right it may now or in the future have (pursuant to Sections 2845 and 2850 of the California Civil Code or any other law, rule, arrangement or relationship) to require Lender to, and Lender shall not have any obligations to, first pursue or enforce against Borrower, any of the properties or assets of Borrower or any other security, guaranty, or pledge that may now or hereafter be held by Lender for the Obligations or for the Guaranty Obligations, or to apply such security, guaranty, or pledge to the Obligations or to the Guaranty Obligations, or to pursue any other remedy in Lender's power that Guarantor may or may not be able to pursue itself and that may lighten Guarantor's burden. Guarantor agrees that any notice or directive given at any time to Lender that is inconsistent with the waiver in the immediately preceding sentence shall be null and void and may be ignored by Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation or other dispute resolution procedure relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless Lender has specifically agreed otherwise in writing. Guarantor shall remain liable for the Guaranty Obligations, notwithstanding any judgment Lender may obtain against Borrower or Guarantor, or any other Person, except to the extent the Obligations have been paid in full and such payment can be retained by Lender free of any obligation to any creditors of Borrower or Guarantor of the kind described in Section 5.

                           (b)      Guarantor has entered into this Guaranty
based solely upon its independent knowledge of Borrower's financial condition and Guarantor assumes full responsibility for obtaining any further information with respect to such Person or the conduct of its business. Guarantor represents that it is now, and during the term of this Guaranty will be, responsible for ascertaining the financial condition of Borrower. Guarantor hereby waives any duty on the part of Lender to disclose to Guarantor, and agrees that it is not relying upon or expecting Lender to disclose to it, any fact known or hereafter known by Lender relating to the operation or condition of Borrower or its business or relating to the existence, liability, or financial condition of any other Person. Guarantor knowingly accepts the full range of risk encompassed in a contract of continuing guaranty, which risk includes the possibility that Borrower may incur Obligations after Borrower's financial condition or its ability to pay its debts as they mature has deteriorated.

                           (c)      Lender shall be under no obligation to
marshal any assets in favor of Guarantor or in payment of any or all of the Obligations or the Guaranty Obligations.

                           (d)      Except as specifically  provided in Section
2.3 or as otherwise provided for in this Guaranty or applicable law, Guarantor waives, to the fullest extent permitted by applicable law: (i) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of the Note, or any others notes, commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which Guarantor may in any way be liable as a result of the Obligations, and hereby ratifies and confirms whatever Lender may do in this regard; (ii) the benefit of all evaluation, appraisal and exemption laws; (iii) notice of any extension, modification, renewal, or amendment of any of the terms of the Note relating to the Obligations or the Guaranty Obligations; (iv) notice of the occurrence of any default or event of default with respect to the Obligations, the Guaranty Obligations or otherwise; and (v) notice of any exercise or non-exercise by Lender of any right, power, or remedy with respect to the Obligations or the Guaranty Obligations.

                           (e)      Guarantor  acknowledges  that it has been
advised by counsel of its choice with respect to this Guaranty, the Note, the Purchase Agreement and the transactions contemplated thereby.

                           (f)      Guarantor agrees that until the Guaranty
Termination Date it shall have no right of subrogation, reimbursement, indemnity or contribution, all of which Guarantor expressly waives.

                           (g)      If Lender may, under applicable law, proceed
to realize its benefits under the Note, then Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Guaranty. If Lender bids at any foreclosure or trustee's sale or at any public or private sale permitted by law, Lender may bid all or less than the amount of the Obligations or the Guaranty Obligations and the amount of such bid need not be paid by Lender but shall be credited and applied as set forth in Section 7 unless such crediting is a violation under applicable law or a breach by Lender of the Subordination Agreement. The amount of the successful bid at any such sale, whether Lender or any other party (including Guarantor) is the successful bidder, shall be deemed to be prima facie evidence of the fair market value of the assets purchased and the amount remaining after application of such bid amount in the manner set forth in
Section 7 shall be deemed to be prima facie evidence of the amount of the Guaranty Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Lender might otherwise be entitled but for such bidding at any such sale.

                           (h)      Guarantor  agrees and represents that the
Obligations and Guaranty Obligations are and shall be incurred by Borrower and Guarantor for business and commercial purposes only. Guarantor agrees that any claim of Lender against Guarantor arising out of this Guaranty arises out of the conduct by Guarantor of its trade, business, or profession. Guarantor undertakes all the risks encompassed in the Note as they may be now or are hereafter agreed upon by the parties thereto. Guarantor agrees that prior to the Guaranty Termination Date (and for any period of reinstatement of this Guaranty after the Guaranty Termination Date pursuant to Section 5), Lender, in such manner and upon such terms and at such time as it deems best, and with or without notice to Guarantor, may subordinate or release any security for the Obligations or the Guaranty Obligations, whenever such action is taken pursuant to the terms of the Note.

                           (i)      Guarantor waives and agrees that it shall
not at any time insist upon, plead, or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent, or otherwise affect the performance by Guarantor of the Guaranty Obligations or the enforcement by Lender of this Guaranty.

                           (j)      A separate  action or actions may be brought
and prosecuted by Lender against Guarantor whether or not an action is brought against Borrower, or whether Borrower is joined in any such action or actions. Without limiting the generality of the foregoing, Guarantor expressly waives the benefit of any statute of limitations affecting the Obligations and expressly agrees that the running of a period of limitation on, or Lender's delay or omission in, any action by Lender against Borrower or for the enforcement of any rights shall not exonerate or affect Guarantor's liability to pay and perform the Guaranty Obligations.

                 2.5 Additional Waivers. Guarantor expressly acknowledges that:
                     ------------------

                           (a)      In  addition  to the  waivers  set forth in
Section 2.4, as solely between Guarantor and Lender and until the Obligations have been paid in full and such payment can be retained by Lender free of any obligation to any creditors of Borrower or Guarantor of the kind described in
Section 5, Guarantor also expressly, knowingly and intentionally waives and relinquishes solely for the benefit of Lender any and all rights, defenses or benefits Guarantor may have based upon an election of remedies by Lender which in any manner impairs, affects, reduces, releases, destroys or extinguishes Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower or against any other Person or any security for the Guaranty Obligations by way of subrogation, indemnity, contribution, reimbursement or otherwise. In particular, Guarantor agrees that, until the Obligations have been paid in full and such payment can be retained by Lender free of any obligation to any creditors of Borrower or Guarantor of the kind described in Section 5, this Guaranty will remain fully effective and Guarantor will be liable to Lender for any Guaranty Obligations even if Lender enforces any Lien that secures the Obligations by means of a nonjudicial foreclosure, trustee's sale or power of sale foreclosure and the effect of such sale is to prevent Guarantor from taking any action against Borrower to recover any amounts paid by Guarantor to Lender under this Guaranty or otherwise limits or destroys Guarantor's right of subrogation.

                           (b) Until all Obligations have been performed in

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
full, Guarantor shall have no right to subrogation, and Guarantor expressly waives solely for the benefit of Lender (i) any right (pursuant to Section 2848 of the California Civil Code or any other law, rule, arrangement or relationship) to enforce any remedy which Lender now has or may hereafter have against Borrower and (ii) any benefit of, and any right to participate in (pursuant to Section 2849 of the California Civil Code or any other law, rule, arrangement or relationship), any security that hereafter may be held by Lender.

         Guarantor also agrees that this Guaranty will remain fully effective and Guarantor will be liable to Lender for any Guaranty Obligations until the Obligations have been paid in full and such payment can be retained by Lender free of any obligation to any creditors of Borrower or Guarantor of the kind described in Section 5, even if Lender sells real property by judicial foreclosure action and Guarantor's rights against Borrower are limited by the operation of law.

                  2.6 Waivers of Defenses. Guarantor waives solely for the
                      -------------------
benefit of Lender any defense based upon or arising by reason of: (a) any disability or other defense of Borrower or any other Person; (b) the cessation of liability or limitation from any cause whatsoever of the Obligations or any portion thereof, other than payment in full; (c) any lack of authority of any agent or other person acting or purporting to act on behalf of Borrower, or any defect in the formation of Borrower; (d) the application by Borrower of the proceeds of the Obligations for purposes other than the purposes represented to, or intended or understood by, Lender or Guarantor; (e) any act or omission by Lender that directly or indirectly results in or aids the discharge of Borrower or any portion of the Obligations by operation of law or otherwise; or (f) any modification of the Obligations in any form whatsoever, including the renewal, extension, acceleration or other change in time for payment of the Obligations, or other change in the terms of the Obligations or any part thereof, including increase or decrease of the rate of interest thereon.

                  2.7 Benefits of Guaranty. The provisions of this Guaranty are
                      --------------------
for the benefit of Lender and its successors, transferees, endorsees and assigns, and nothing herein shall impair, as between Borrower, Guarantor, and Lender, the Obligations. No such transfer, endorsement, or assignment shall increase or diminish any of the Guaranty Obligations hereunder. This Guaranty binds Guarantor, and Guarantor may not assign, transfer or endorse this Guaranty except to any entity resulting from the merger or consolidation with Guarantor or any entity that acquires substantially all of Guarantor's assets relating to the Guaranty, provided that this Guaranty is assumed in writing and the purchaser or resulting entity has a net worth of at least the greater of $5 million or the net worth of Guarantor immediately prior to such transaction. If all or any part of the Obligations are transferred, endorsed, or assigned by Lender to any Person or Persons, any reference to "Lender" herein shall be deemed to refer equally to such Person or Persons.

                  2.8 Continuing Guaranty. Guarantor agrees that (a) this is a
                      -------------------
continuing guaranty, (b) this Guaranty shall remain in full force and effect until the Guaranty Termination Date (and may be reinstated after the Guaranty Termination Date pursuant to Section 5), and (c) the Guaranty Obligations hereunder shall extend to each and every extension or renewal, if any, of the Obligations.

                  2.9  Subordination.
                       -------------

                           (a)      Guarantor hereby agrees that, until the
Guaranty Termination Date (and for any period during which this Guaranty is reinstated pursuant to Section 5), all obligations and all indebtedness of Borrower to Guarantor, including any and all present and future indebtedness

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
regardless of its nature or manner of origination now or hereafter to become due and owing by Borrower to Guarantor (collectively, the "Subordinated Indebtedness"), are hereby subordinated and postponed and shall be inferior, in all respects, to the Guaranty Obligations.

                           (b)      In no  circumstance  shall any  Subordinated
Indebtedness be entitled to any collateral security; provided, that if any such collateral security exists, Guarantor hereby agrees that any now existing or hereafter arising Lien upon any of the assets of Borrower in favor of Guarantor, whether created by contract, assignment, subrogation, reimbursement, indemnity, operation of law, principles of equity or otherwise, shall be junior and inferior to, and is hereby subordinated in priority to any now existing or hereafter arising Liens in favor of Lender, regardless of the time, manner or order of creation, attachment or perfection of the respective Liens.

                           (c)      Guarantor  hereby agrees that,  except as
permitted by the Note or the Purchase Agreement, Guarantor shall not: (i) assert, collect, accept payment on or enforce any of the Subordinated Indebtedness or take collateral or other security to secure payment of the Subordinated Indebtedness until the Guaranty Termination Date (and for any period during which this Guaranty is reinstated pursuant to Section 5); (ii) demand payment of, accelerate the maturity of, or declare a default or event of default under the Subordinated Indebtedness until the Guaranty Termination Date (and for any period during which this Guaranty is reinstated pursuant to Section
5); (iii) cause or permit Borrower to make or give, or receive or accept, payment in any form (direct or indirect, including by transfer to an affiliate or subsidiary of Borrower or Guarantor) on account of the Subordinated Indebtedness, or make any transfers in respect of the Subordinated Indebtedness, or give any collateral security for the Subordinated Indebtedness. Any payment, transfer, or collateral security so made or given by Borrower and received or accepted by Guarantor shall be held in trust by Guarantor for Lender, and Guarantor shall immediately turn over, in kind, any such payment to Lender for application in reduction of, or (in the case of property other than cash) as security for, the Guaranty Obligations.

                           (d)      Lender acknowledges that this Guaranty is
subordinated on and subject to the terms of the Subordination Agreement.

                           (e)      Lender hereby agrees that when and to the
extent Guarantor commits a default under the two Promissory Notes made payable by Guarantor to Peter VanHeusden dated May 30, 1997 in the aggregate principal amount of Three Million Dollars ($3,000,000) plus interest now or hereafter accruing thereon (the "Senior Notes") and Lender is notified in writing of the existence of the default, and for such time as the default is continuing, Lender subordinates any and all claims then or thereafter owing to it by Guarantor under the Guaranty to any and all claims of Peter VanHeusden then owing under the Senior Notes such that all events of default under the Senior Notes shall be cured by Guarantor or waived by the holder of the Senior Notes before any subsequent payment may be made on the Guaranty. Lender acknowledges that upon and following written notice by Guarantor of any material default by Guarantor that occurs after the date hereof as a result of non-payment under the Senior Notes, any payment thereafter received by Lender from Guarantor pursuant to this Guaranty will be held in trust for and remitted within a reasonable time to Peter VanHeusden following such written notice. The subordinations effected, and the rights created, hereby shall not be affected by (i) any amendment of or any addition or supplement to any instrument, document or agreement relating to the Senior Notes that does not accelerate their maturity or materially increase the financial obligations thereunder, (ii) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Notes or any instrument, document or agreement relating thereto, and (iii) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the Senior Notes or any instrument, document or agreement relating thereto, whether or not either Lender shall have had notice or knowledge of any of the foregoing and regardless of whether Lender shall have consented or objected thereto. Solder Station-One, Inc.'s business is a "complementary business" as defined in the Senior Notes.

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
                  2.10 No Setoff, Defense or Counterclaim. Guarantor represents,
                       ----------------------------------
warrants and agrees that, as of the date of this Guaranty, the Guaranty Obligations are not subject to any setoff or defense of any kind against Lender or Borrower, and Guarantor specifically waives its right to assert any such defense or right of setoff. Guarantor further agrees that the Guaranty Obligations shall not be subject to any counterclaims, setoffs or defenses against Lender or Borrower that may arise in the future. This Guaranty, including without limitation this Section 2.10, shall not be deemed to be a waiver by Guarantor or by or on behalf of Borrower of any term or provision in the Purchase Agreement.

         3.       FURTHER ASSURANCES
                  ------------------

                  Guarantor agrees that it will, at its expense, upon the written request of Lender, from time to time, promptly execute and deliver to Lender any additional instruments or documents reasonably considered necessary by Lender to cause this Guaranty to be, become, or remain valid and effective in accordance with its terms.

         4.       PAYMENTS FREE AND CLEAR OF TAXES
                  --------------------------------

                  Any and all payments by or on behalf of Guarantor shall be made, in accordance with this Section 4, free and clear of and without deduction for any and all present or future Taxes. If Guarantor is required by law to deduct any Taxes from or in respect of any sum payable hereunder to Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4), Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Guarantor shall make such deductions and (iii) Guarantor shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Upon request by Lender, Guarantor shall furnish to Lender a receipt for any Taxes paid by Guarantor pursuant to this Section 4 or, if no Taxes are payable with respect to any payments required to be made by Guarantor hereunder, a certificate from each appropriate taxing authority, if any. If Taxes are paid by Lender as a result of payments under this Guaranty, Guarantor will, upon demand of Lender, and whether or not such Taxes shall be correctly or legally asserted, indemnify Lender for such payments, together with any interest, penalties, and expenses in connection therewith plus interest thereon at such rate as agreed between Lender and Guarantor.

         5.       REINSTATEMENT
                  -------------

                  This Guaranty shall remain in full force and effect and continue to be effective, as the case may be, if at any time payment or performance of the Obligations or the Guaranty Obligations, or any part thereof, is, pursuant to the Subordination Agreement or applicable law, avoided, rescinded or reduced in amount, or must otherwise be restored or returned by Lender, or any other obligee of the Obligations or the Guaranty Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is avoided, rescinded, reduced, restored, or returned, the Obligations or the Guaranty Obligations, as the case may be, shall be reinstated and deemed reduced only by such amount paid and not so avoided, rescinded, reduced, restored, or returned.

         6.       DEFAULTS AND REMEDIES
                  ---------------------

                  Upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Note, Lender may declare all of the Guaranty Obligations, immediately and without demand, notice or legal process of any kind, to be, and such Guaranty Obligations shall immediately become, due and payable, and then, or at any subsequent time, Lender may exercise any or all of its rights and remedies under this Guaranty, the Note or any applicable law, and may, in addition make demand upon Guarantor for the payment of the Guaranty Obligations.

         7.       APPLICATION OF PAYMENTS
                  -----------------------

                  Any payment made by Guarantor under this Guaranty shall be applied by Lender first, to the satisfaction of Guarantor's indemnification liabilities pursuant to Section 8, then to the payment of Obligations with respect to accrued but unpaid interest on the Note, then to the payment of the principal amount of the Note, and then to all other outstanding Obligations.

         8.       INDEMNIFICATION
                  ---------------

                  Guarantor (i) shall indemnify and hold harmless Lender (an "Indemnified Person") from and against any and all suits, actions, fines, deficiencies, penalties, proceedings, claims, damages, losses, liabilities, expenses and Taxes (including reasonable attorneys' fees and disbursements and other out-of-pocket costs of investigations or defense, including those incurred upon any appeal) (each, a "Claim") that may be instituted or asserted against or incurred by such Indemnified Person (A) arising out of the Guaranty Obligations or any action to enforce payment of the Guaranty Obligations, or (B) arising out of the Subordination Agreement except to the extent of Lender's willful and knowing non-compliance with the Subordination Agreement, and (ii) shall reimburse each Indemnified Person, for any legal or other out-of-pocket expenses incurred in connection with investigating, defending or participating in any such Claim, whether commenced or threatened (whether or not any such Indemnified Person is a party to any action or proceeding out of which any such expenses arise); provided, that Guarantor shall not be liable for any indemnification to such Indemnified Person to the extent that any such Claim results solely from an Indemnified Person's gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction. NEITHER LENDER NOR ANY OTHER INDEMNIFIED PERSON NOR GUARANTOR NOR BORROWER SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY HERETO, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED UNDER THE NOTE OR OTHERWISE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY. The liabilities of Guarantor under this Section 8 shall survive the termination of this Guaranty.

         9.       MISCELLANEOUS
                  -------------

                  9.1 Entire Agreement; Amendments. This Guaranty, together with the Note and the Agreement Regarding Payment of Existing Creditors (a) constitutes the entire agreement between the parties with respect to the subject matter hereof, and (b) may not be amended or supplemented except by a writing signed by Lender and Guarantor.

                  9.2 Section Titles. The section titles contained in this Guaranty are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  9.3 Severability. In the event that any one or more of the provisions contained in this Guaranty shall be determined to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision or provisions in every other respect, and the remaining provisions of this Guaranty, shall not be in any way impaired.

                  9.4 Conflict of Terms. If any provision of this Guaranty is inconsistent with any provision of the Note, the Purchase Agreement, or any other document or agreement contemplated therein, the provisions of this Guaranty shall govern and control.

                  9.5 Non-Waiver. None of the liabilities of Guarantor, and no right or remedy of Lender under this Guaranty, shall be deemed to have been suspended or waived by Lender, nor shall Lender be estopped from asserting any such right or remedy, by Lender's conduct or oral statements, but any such suspension or waiver of any such right or remedy by Lender must be in writing and signed by Lender. Any suspension or waiver by Lender of any of its rights or remedies under this Guaranty shall not suspend or waive any prior or subsequent right or remedy, whether of the same or of a different type.

                  9.6 Guaranty Termination Date. This Guaranty is a continuing Guaranty that shall remain in full force and effect until the Guaranty Termination Date, at which time this Guaranty shall terminate and be of no further force and effect, subject to the reinstatement provisions of Section 5.

                  9.7 Limitation of Liability. Neither Lender nor any of its officers, directors, partners, employees, agents, or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Guaranty.

                  9.8 Governing Law. In all respects, including all matters of construction, validity and performance, this Guaranty and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to principles thereof regarding conflicts of laws.

                  9.9 Successors and Assigns. All covenants and agreements in this Guaranty by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties (the "Transferee") hereto. Lender may assign any and all of its rights under this Guaranty and the Note to any Transferee in connection with any assignment of all or any portion of the Note and upon such assignment such Transferee shall be entitled to all of the rights of Lender hereunder to the same extent as if such Transferee were an original party hereof. Guarantor may not assign or transfer its obligations under this Guaranty except as otherwise provided in Section 2.7 of this Guaranty.

                  9.10 Jurisdiction. Guarantor irrevocably consents and submits to the jurisdiction of the United States District Court for the Central District of California or a state court of the State of California sitting in Orange County in any action or proceeding arising out of or in relation to this Guaranty, and Guarantor irrevocably agrees that all claims in any such action may be heard and determined in either such court. Guarantor irrevocably waives any objection to the laying of venue in either such court and any objection on the grounds that any such proceeding has been brought in an inconvenient forum, and agrees and acknowledges that this Guaranty is made, delivered and to be performed in Orange County, California.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Continuing Guaranty to be executed and delivered by its duly authorized officer on the date first set forth above.

GUARANTOR:                          HEARTLAND TECHNOLOGY, INC.,
                                    a Delaware corporation


                                    By:  /s/ Leon Fiorentino
                                             Leon Fiorentino, Vice President
                                              and Chief Financial Officer

                                    By:  /s/ Edwin Jacobson
                                             Edwin Jacobson, President
ACCEPTED:

LENDER:

/s/ Odilon Cardenas
--------------------------------
Odilon Cardenas

/s/ Enedina A. Cardenas
--------------------------------
Enedina A. Cardenas


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